Exhibit 2

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Morgan Stanley & Co. LLC

Morgan Stanley Capital I Inc.

Morgan Stanley Mortgage Capital Holdings LLC

1585 Broadway

New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below relating to certain information contained in a Microsoft Excel® workbook (the “Underwritten Model”) in connection with the proposed offering of certain classes of CVLR Trust 2026-R3LX Commercial Mortgage Pass-Through Certificates, Series 2026-R3LX. Morgan Stanley & Co. LLC, Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC (collectively, the “Company”) are responsible for the information provided to us, including the Underwritten Model.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Underwritten Model. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Underwritten Model and communicated differences prior to being provided the final Underwritten Model which was subjected to the procedures described below.

Procedures and Findings

On May 27, 2026, representatives of the Company provided us with the Underwritten Model containing certain information relating to one mortgage loan (the “Mortgage Loan”) secured by four mortgaged properties (collectively, with the Mortgage Loan, the “Mortgage Asset”).

From May 15, 2026 through May 27, 2026, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents.  In addition, we make no representations as to whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset.

Member of
Deloitte Touche Tohmatsu Limited

At your request, using the Source Documents and assumptions and methodologies provided to us by representatives of the Company, we performed the procedures set forth on the attached Appendix B with respect to the Mortgage Asset, and found them to be in agreement.

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We make no representations as to (i) the existence of the underlying documents or data comprising the Mortgage Asset underlying the Underwritten Model or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies provided to us by the Company.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information in the Underwritten Model. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Company and is not intended to be and should not be used by anyone other than the Company.

Yours truly,

/s/ Deloitte & Touche LLP

June 3, 2026

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (the “Source Documents”):

Cash flow budget worksheet for each of the related mortgaged properties for the forecasted year 1 period (the “Financials + Budget Worksheet”);

March 2026 STR Report for each of the three mortgaged properties (collectively, the “STR Reports”); and

Profit and loss worksheets for each of the related mortgaged properties for the periods ending 2023 Actual, 2024 Actual, 2025 Actual and March TTM Actual (collectively, the “Operating Statements”).

Appendix B

Description of the Procedures

1.	Using the information set forth in the Operating Statements, we recomputed the occupancy percentage for the Mortgage Loan as of 2023 Actual, 2024 Actual, 2025 Actual and March TTM Actual. We compared such recomputed information to the corresponding information, set forth in the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model.

For purposes of our comparisons, representatives of the Company have instructed us that variances of 0.5% or less of the respective value indicated on the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model are deemed to be “in agreement.”

2.	Using the information set forth in the Operating Statements, we recomputed the occupancy percentage of the Mortgage Loan as of March TTM Actual. We compared such recomputed information to the corresponding occupancy percentage set forth in the “2a) Portfolio Cash Flows” worksheet of the Underwritten Model in the column titled “Morgan Stanley Underwritten Cash Flows” (the “MS UCF”).

For purposes of our comparisons, representatives of the Company have instructed us that variances of 0.5% or less of the respective value indicated on the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model are deemed to be “in agreement.”

3.	Using the revenue and expense information set forth in the Operating Statements, for each of the years ending 2023 Actual, 2024 Actual and 2025 Actual and the period ending March TTM Actual, we recomputed the:
a.	“Total Departmental Income” as Total Revenues less Total Expenses.
b.	“Gross Operating Profit” as Total Departmental Income less Total Undistributed Expenses.
c.	“EBITDA” as Gross Operating Profit less the sum of (i) Total Management Fee and (ii) Total Non-Operating Expenses.
d.	“Net Operating Income” as EBITDA less Replacement Reserve.

We compared such recomputed information to the corresponding information, set forth in the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model.

At the instruction of representatives of the Company, variances of 3% or less of the respective value indicated on the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

4.	We compared the “Insurance” and “Property and Other Taxes” information set forth under the column heading “Morgan Stanley Underwritten Cash Flows” in the “2a) Portfolio Cash Flows” worksheet of the Underwritten Model to the corresponding information set forth in the Financials + Budget Worksheet.

At the instruction of representatives of the Company, variances of 5% or less of the respective value indicated on the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

5.	With respect to the information shown under the column heading (i) “MS UCF” and (ii) “Morgan Stanley Underwritten Cash Flows – HEI Bridged” (the “MS UCF HEI”) of the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model we:
a.	compared “Number of Rooms” to the corresponding information set forth in or derived from the STR Reports.
b.	compared “Available Room Nights” and “Occupied Room Nights” to the corresponding information set forth in or derived from the Operating Statements with respect to the MS UCF and the Financials + Budget Worksheet with respect to the MS UCF HEI.

c.	compared “Occupancy” to the quotient of Available Room Nights and Occupied Room Nights with respect to the MS UCF HEI.
d.	compared “ADR” to the quotient of REVENUES: Rooms and Occupied Room Nights.
e.	compared “RevPAR” to the quotient of REVENUES: Rooms and Available Room Nights.
f.	Compared the amount shown for each of the “REVENUES” categories to the corresponding information set forth in or derived from the Operating Statements with respect to the MS UCF and the Financials + Budget Worksheet with respect to the MS UCF HEI.
g.	compared “Total Revenues” to the sum of the amounts in the indicated REVENUES categories.
h.	compared the amounts shown for each of the “DEPARTMENTAL EXPENSES” categories to the corresponding information set forth in or derived from the Operating Statements with respect to the MS UCF and the Financials + Budget Worksheet with respect to the MS UCF HEI.
i.	compared “Total Expenses” to the sum of the amounts shown for each of the DEPARTMENTAL EXPENSES categories.
j.	compared “Total Departmental Income” to the Total Revenues less Total Expenses.
k.	compared the amount shown for each of the “UNDISTRIBUTED EXPENSES” categories to the corresponding information set forth in or derived from the Operating Statements with respect to the MS UCF and the Financials + Budget Worksheet with respect to the MS UCF HEI.
l.	compared “Total Undistributed Expenses” to the sum of the amounts in the indicated UNDISTRIBUTED EXPENSES categories.
m.	compared “Gross Operating Profit” to Total Departmental Income less Total Undistributed Expenses.
n.	compared “Management Fee” to the corresponding information set forth in or derived from the Operating Statements with respect to the MS UCF and the Financials + Budget Worksheet with respect to the MS UCF HEI.
o.	compared “Income Before Fixed Charges” to the Gross Operating Profit less Management Fee.
p.	compared the amount shown for each of the “Non-Operating Expenses” categories to the corresponding information set forth in or derived from the Financials + Budget Worksheet.
q.	compared “Total Non-Operating Expenses” to the sum of the indicated Non-Operating Expenses categories.
r.	compared “EBITDA” to Income Before Fixed Charges less Total Non-Operating Expenses.
s.	compared “Replacement Reserve” to the product of (i) 4% and (ii) Total Revenues.
t.	compared “Net Operating Income” to EBITDA less Replacement Reserve.

For purposes of our comparisons in procedures 7.a. through 7.t., representatives of the Company have instructed us that variances of 3% or less of the respective value indicated on the “2a) Portfolio Cash Flows” worksheet in the Underwritten Model (with an absolute difference not to exceed $25,000) are deemed to be “in agreement.”